UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603 V33354-Z86872-P04723

You invested in NORTHERN TRUST CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 16, 2024.

Get informed before you vote

View the online Notice and Proxy Statement and Annual Report on Form 10-K OR you can receive a free paper or email copy of the material(s) by requesting prior to April 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 *Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of 11 Directors

Nominees:

1a.	Linda Walker Bynoe	For

1b.	Susan Crown	For

1c.	Dean M. Harrison	For

1d.	Jay L. Henderson	For

1e.	Marcy S. Klevorn	For

1f.	Siddharth N. (Bobby) Mehta	For

1g.	Michael G. O’Grady	For

1h.	Martin P. Slark	For

1i.	David H. B. Smith, Jr.	For

1j.	Donald Thompson	For

1k.	Charles A. Tribbett III	For

2.	Approval, by an advisory vote, of the 2023 compensation of the Corporation’s named executive officers.	For

3.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

4.	Stockholder proposal to ascertain voting preferences.	Against

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V33355-Z86872-P04723